Net Loss Per Share	6 Months Ended
Jun. 30, 2025
Net Loss Per Share [Abstract]
Net loss per share

Note 16. Net loss per share

As the Company reported a loss for the six-month period ended June 30, 2025, and 2024, the number of shares used to calculate diluted loss per share of common shares attributable to common shareholders is the same as the number of shares used to calculate basic loss per share of common shares attributable to common shareholders for the period presented because the potentially dilutive shares would have been antidilutive if included in the calculation. The table below shows data of net loss and shares used in calculating basic and diluted loss per share attributable to the ordinary equity holders of the Company:

	Six-Months Ended
	June 30, 2025	June 30, 2024
Net loss	(54,331)	(33,203)
Weighted average shares outstanding—basic and diluted	92,257,843	32,506,781
Net loss per ordinary share—basic and diluted	(0.59)	(1.02)